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                                                                   EXHIBIT 10.13

                     AMENDMENT TO THE ASSIGNMENT AGREEMENT
                            DATED JULY 15, 1999 AND
                         THE SOFTWARE LICENSE AGREEMENT
                             DATED OCTOBER 15, 1998

BETWEEN:  CYBEROAD GAMING CORPORATION, a St. Kitts corporation, ("CGC"); and

BETWEEN: CYBEROAD.COM (ISLE OF MAN) CORPORATION, an Isle of Man corporation, ("IOM");


WHEREAS this Amendment acknowledges that:

     a) The Assignment Agreement between the parties hereto is hereby amended to reflect an effective date of May 1, 1999.

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary, and each instrument shall be deemed an original, and shall constitute one and the same agreement and shall bear the date first written above.



ACKNOWLEDGED AND AGREED TO THIS 18TH DAY OF OCTOBER, 1999 BY:

CYBEROAD GAMING CORPORATION             CYBEROAD.COM (ISLE OF MAN) LIMITED


/s/  LAWRENCE COFIELD                   /s/  JOHN COFFEY
---------------------------             --------------------------
Lawrence Cofield,                       John Coffey,
Director                                Director